Aston Funds

Aston/Optimum Large Cap Opportunity Fund (the “Fund”)

Supplement dated July 15, 2010 to the Prospectus dated March 1, 2010 for the Aston Funds (the “Prospectus”)

and the Summary Prospectus dated March 1, 2010 for the Fund (the “Summary Prospectus”) (together with the Prospectus, the Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

The Board of Trustees of Aston Funds has determined that the termination and liquidation of the Fund is in the best interests of the Fund. Effective immediately, the Fund is closed to new or additional investments, provided that the Fund may in its discretion permit investments by 401(k) plans and other similar accounts that require additional time to change investment options. The estimated liquidation date of the Fund is on or about August 12, 2010.

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

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